UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021

SilverBox Engaged Merger Corp I

(Exact name of registrant as specified in its charter)

Delaware	001-40118	85-4169699
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8801 Calera Drive Austin, TX	78735
(Address of principal executive offices)	(Zip Code)

(512) 575-3637

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	SBEAU	The Nasdaq Stock Market LLC
Shares of Class A common stock, included as part of the units	SBEA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SBEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 28, 2021, SilverBox Engaged Merger Corp I (the “Company”) received a letter from the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it had violated Nasdaq Listing Rule 5250(c)(1) because the Company had not yet filed its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Quarterly Report”) with the Securities and Exchange Commission (the “SEC”). As previously disclosed on May 18, 2021 on Form 12b-25, the Quarterly Report could not be filed by its May 17, 2021 deadline without unreasonable effort and expense due to the preparation and compilation of certain financial information to be included in the Quarterly Report with respect to the accounting treatment of its public warrants and private placement warrants.

In its letter, Nasdaq stated that the Company had until July 26, 2021 to submit a plan to regain compliance. If Nasdaq accepted the Company’s plan, it could then grant an exception of up to 180 calendar days from the Quarterly Report’s due date, or until November 22, 2021, to regain compliance. If Nasdaq did not accept the Company’s plan, the Company would have had the opportunity to appeal that decision to a Nasdaq Hearings Panel and to request a further stay pending the appeal. Nasdaq’s letter has had no immediate effect on the listing or trading of the Company’s units, common stock or warrants on the Nasdaq Capital Market.

The Company expects to file the Quarterly Report prior to July 26, 2021.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press release dated June 4, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2021

SILVERBOX ENGAGED MERGER CORP I

By:	/s/ Daniel E. Esters
Name: Title:	Daniel E. Esters Chief Financial Officer

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